Exhibit 10.4

              Agreement with Consolidated Stewards Inc., as amended



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                 JOINT VENTURE AGREEMENT DATED NOVEMBER 16, 1999

BETWEEN:

         SAN JOAQUIN OIL & GAS LTD., a corporation incorporated under the laws of the State of Nevada and having an office in the City of Calgary, in the Province of Alberta ("San Joaquin")

         and

         CONSOLIDATED EARTH STEWARDS INC., a corporation incorporated under the laws of the Province of British Columbia and having an office in the City of Kelowna, in the Province of British Columbia ("CEW")

WHEREAS:

A. San Joaquin is engaged in the exploration and development of oil and gas prospects in the San Joaquin and Sacramento basins in California; and

B. The Parties wish to make provision for the granting of a right of first refusal to CEW; and

C. The Parties wish to provide for the terms under which such right of first refusal may be exercised; and

D. The Parties wish to provide for the terms of any resulting joint ventures between San Joaquin and CEW.

THE PARTIES AGREE AS FOLLOWS:

                                            ARTICLE 1 - INTERPRETATION

1.1      DEFINITIONS
In this Agreement, unless the context otherwise requires, the following terms shall have the following meanings:

"AGREEMENT" means this agreement and all schedules attached hereto.


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                                                         2

"INDIVIDUAL PROSPECT" means a Prospect described in a Prospect Notice.

FARMOUT AND JOINT OPERATION AGREEMENT" means an agreement in the form attached hereto as Schedule "A", including the Exhibits attached thereto.

"PARTIES" means San Joaquin and CEW and "Party" means either of them.

"PRIVATE PLACEMENT" means the private placement which was press released by CEW on September 21, 1999.

"PROSPECT  NOTICE"  means  a  written  notification   containing  the  following
information:

         (a)      a map outlining the area covered by the Individual Prospect;
         (b) information regarding any leases acquired to date and the cost of such acquisitions; and
         (c) the date, time and location of the Presentation to be provided.

"PROSPECTS" means all petroleum and natural gas exploration prospects acquired or generated by San Joaquin in the San Joaquin and Sacramento Basins located in California, but shall not include:

         (a) San Joaquin's interest in the Hilton Petroleum Greater San Joaquin Basin Joint Venture LLC; or
         (b) any oil or gas production acquired by San Joaquin in the San Joaquin and Sacramento basins located in California.

1.2      INTERPRETATION

         (a) The headings of the articles and sections of this Agreement are inserted for convenience of reference only and shall not be used in construing or interpreting any provisions hereof.

         (b) Whenever the singular or masculine or neuter is used in this Agreement, the same shall be construed as meaning the plural or feminine or body politic or corporate entity and vice versa as the context or reference to the Parties may require.


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                                                         3

1.3      SCHEDULES

All schedules attached hereto are incorporated herein by reference as fully as though contained in the body hereof. The schedules are as follows:

         (a) Schedule "A" which is the form of Farmout Agreement and AAPL Joint Operating Agreement.

         (b)      Schedule  "B"  which  is  the  form  of  Confidentiality   and
                  Exclusion Agreement.

Should there be a conflict between the provision of the body of this Agreement and an agreement entered into in the form of Schedule "A", the latter shall prevail.

                       ARTICLE 2 - RIGHT OF FIRST REFUSAL

2.1      RIGHT OF FIRST REFUSAL

CEW shall have a right of first refusal to participate for a nineteen percent (19%) share of costs in all of the Prospects (hereinafter referred to as the "ROFR") upon the terms contained herein.

2.2      TERM

Subject to Paragraph 8.1, the ROFR shall be in existence for a period of two years, from October 1, 1999 to October 1, 2001 inclusive.

2.3      CONSIDERATION

The cost of the ROFR shall be $150,000.00 in US funds which sum shall be payable by CEW within three (3) business days of the closing of the Private Placement.



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                                        4

                         ARTICLE 3 - NOTICE OF PROSPECT

                              3.1 PROSPECT NOTICE

San Joaquin shall provide notification to CEW of an Individual Prospect by provision of a Prospect Notice.

3.2      ELECTION OF CEW

Within one week of receipt of a Prospect Notice, CEW must advise San Joaquin in writing whether it elects to review the Individual Prospect.

3.3      CONFIDENTIALITY AND EXCLUSION AGREEMENT

In the event that CEW elects to review the Individual Prospect, CEW shall execute a Confidentiality and Exclusion Agreement in the form of Schedule "B".

3.4      ELECTION NOT TO REVIEW

In the event that CEW elects not to review the Individual Prospect, San Joaquin shall reimburse CEW for its share of any monies used to purchase leases and incur seismic expenditures for the Individual Prospect if any. Such reimbursement shall be provided to CEW within two weeks of its election not to review the Individual Prospect.

3.5      CEW PROSPECTS

Nothing in this Article or in this Agreement shall be construed as creating an obligation on CEW's part to show San Joaquin prospects that it may have in the San Joaquin or Sacramento Basins.




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                                        5

               ARTICLE 4 - GEOLOGICAL AND GEOPHYSICAL PRESENTATION

4.1      SAN JOAQUIN'S OBLIGATIONS

Upon CEW electing to review an Individual Prospect as provided for in Paragraph 3.2, San Joaquin shall provide to CEW a review of the Individual Prospect (herein referred to as the "Presentation").


4.2      VENUE

The Presentation shall take place at a location to be determined by San Joaquin.

4.3      CONTENTS OF PRESENTATION

The Presentation shall include the following:

         (a) a geological and if available, geophysical review of the Individual Prospect;

         (b) a review of any petroleum and natural gas leases acquired to date in relation to the Individual Prospect and the status of the remaining land within the Individual Prospect boundaries;

         (c) a review of the estimated seismic expenditures required to define the Individual Prospect such that a test well can be drilled on the Individual Prospect;

         (d) a summary of the terms of earning an interest in the Individual Prospect if those terms differ from the standard earning terms contained in Article 6 of this Agreement;

         (e) information regarding an area of mutual interest and exclusion to be established; and

         (f)      information regarding test well contract depth.

4.4      ELECTION TO PARTICIPATE

Within fourteen days of viewing the Presentation, CEW shall notify San Joaquin in writing whether or not it wishes to participate in the Individual Prospect.



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                                        6

                       ARTICLE 5 - LAND AND SEISMIC FUNDS

5.1      LAND FUND

Within eight (8) business days of the closing of the Private Placement, CEW shall provide San Joaquin with the initial sum of $130,000.00 in US funds to be used as a land fund by San Joaquin as follows:

         (a) the aforementioned sum shall be held by San Joaquin in a segregated bank account and shall be used only for CEW's share of costs associated with the acquisition of oil and gas leases and the payment of land rentals and bonuses for Individual Prospects;

         (b) San Joaquin may co-mingle funds provided by CEW with funds provided by other participants in Individual Prospects but shall keep an accounting of all monies exended;

         (c) San Joaquin shall be entitled to draw monies from the land fund as necessary to acquire oil and gas leases for Individual Prospects in which CEW is a participant;

         (d) In the event that CEW's portion of the land fund is depleted at any time below the amount of $30,000.00 US, San Joaquin shall notify CEW of same and CEW shall be obligated to provide a further $100,000.00 US within one (1) month of receipt of said notice, to San Joaquin;

         (e) all interest accrued in the land fund shall be for the account; and

         (f)      CEW shall have the right to audit the land fund.

5.2      SEISMIC FUND

Upon execution of this agreement, CEW will pay to San Joaquin the sum of US$70,000 on the following terms.

         (a) the funds will be received by San Joaquin and used by it exclusively toward its past and future costs of undertaking and completing seismic work or acquiring seismic lines on Prospects; and

         (b) the funds will be an irrevocable payment by CEW of such seismic costs.




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                                        7

Following the expenditure of the said US$70,000, San Joaquin shall notify CEW of the same and CEW shall be obliged to provide a further US$70,000 within one month of receipt of said notice, which funds will be received by San Joaquin on the following terms:

         (a) The aforementioned sum shall be held by San Joaquin in a segregated bank account and shall be used only for CEW's share of costs associated with acquiring, reprocessing, and conducting seismic programs over the Individual Prospects;

         (b) San Joaquin may co-mingle funds provided by CEW with funds provided by other participants in the Individual Prospects but shall keep an accounting of all monies expended;

         (c) San Joaquin shall be entitled to draw monies from the seismic fund as necessary for seismic expenditures associated with Individual Prospects in which CEW is a participant;

         (d) In the event that CEW's portion of the seismic fund is depleted at any time below the amount of $15,000.00 US, San Joaquin shall notify CEW of same and CEW shall be obligated to provide a further $70,000.00 US within one (1) month of receipt of said notice; to San Joaquin;

         (e) all interest accrued in the seismic fund shall be for the account; and

         (f)      CEW shall have the right to audit the seismic fund.

                            ARTICLE 6 - EARNING TERMS

6.1      STANDARD TERMS AND CONDITIONS

The provisions of this Article 6 contain the standard terms and conditions that shall be included in the Farmout and Joint Operating Agreement in the form of Schedule "A", to be entered into by the Parties for each Individual Prospect.

6.2      COSTS

CEW shall pay nineteen per cent (19%) of the following costs for each Individual Prospect in which it participates:

         (a)      general  and   administrative   costs   associated   with  the
                  Individual Prospect including costs incurred by Davis & Namson Consulting Geologists, Canyon Oil & Gas




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                                        8

                  Limited Liability Company, San Joaquin Oil & Gas Ltd. and any other parties or entities which perform services for the Individual Prospect;

         (b) the cost of any seismic data previously acquired in connection with the Individual Prospect and the cost of any seismic program deemed necessary by San Joaquin, acting reasonably, to define the Individual Prospect so that the test well can be drilled;

         (c) the cost of leases acquired covering the Individual Prospect together with land agent fees, bonus costs and first year rental payments; and

         (d) test well costs including drilling to contract depth as specified in the Presentation, testing, logging, capping, abandoning or completing and equipping.


6.3      EARNING

Upon CEW incurring the costs referred to in Paragraph 6.2, it shall earn a fourteen and one-quarter percent (14.25%) interest in all leases and lands acquired in the Individual Prospect as well as a fourteen and one-quarter percent (14.25%) interest in the test well associaed with the Individual Prospect.

                        ARTICLE 7 - NET REVENUE INTEREST

7.1      NET REVENUE INTEREST IN LEASES

San Joaquin shall attempt to provide CEW with leases that have a net revenue interest of seventy eight percent (78%). However should San Joaquin acquire a lease which is subject to a lessor royalty as well as gross overriding royalties which cause the net revenue interest to be less than 78%, San Joaquin shall not be permitted to further reduce the net revenue interest with a gross overriding royalty payable to San Joaquin.

                             ARTICLE 8 - TERMINATION

8.1      TERMINATION

Nothwithstanding Paragraph 2.2 hereof, the ROFR shall immediately terminate under any of the following circumstances:




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                                        9

         (a) Where CEW fails to pay to San Joaquin the initial sum as provided for in Paragraphs 5.1 and 5.2;

         (b) where CEW fails to pay to San Joaquin amounts required in accordance with Paragraphs 5.1(d) and 5.2(d);

         (b)      where  CEW  elects  not  to   participate  in  two  concurrent
                  Prospects  offered by San Joaquin by way of Prospect  Notices;
                  or

         (c) where CEW does not pay to San Joaquin, the sum referred to in Paragraph 2.3 on or before December 31, 1999.

                          ARTICLE 9 - JOINT OPERATIONS

9.1      JOINT OPERATING AGREEMENTS

Each Individual Prospect shall be governed by a separate Farmout Agreement and Joint Operating Agreement in the form set forth in Schedule "A" to this Agreement. A Farmout Agreement and Joint Operating Agreement in the form of Schedule "A" shall be executed by CEW upon its election to participate in an Individual Prospect as set forth in Paragraph 4.4.

9.2      OPERATOR

San Joaquin shall be the operator under the Farmout and Joint Operating Agreements referred to in Paragraph 9.1.

9.3      PARTICIPANTS

San Joaquin shall be permitted to include other participants in an Individual Prospect without the prior approval of CEW.

                    ARTICLE 10 - GENERAL CONTRACT PROVISIONS

10.1     NOTICES




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                                       10

All notices, requests, demands or other communications (collectively "Notices") by the terms hereof required or permitted to be given by one Party to the other, or to any other person, shall be given in writing by personal delivery or by prepaid courier, or by facsimile transmission to such other party at the following address:

         (a)      to San Joaquin at:        53 Stratford Place SW
                                            Calgary, Alberta
                                            T3H 1H7
                                            Fax:  (403) 246-5056

         (b)      to CEW at:                700, 595 Howe Street
                                            Vancouver, British Columbia
                                            V6C 2T5

or such other address as may be given by a Party to the other Party hereto in writing from time to time.

All such Notices shall be deemed to have been received when delivered or transmitted.

10.2     FURTHER ASSURANCES

The Parties shall sign such further and other documents, cause such meetings to be held, resolutions passed and by-laws enacted, exercise their vote and influence, do and perform and cause to be done and performed such further and other acts and things as may be necessary or desirable in order to give full effect to this Agreement and every part hereof.

10.3     TIME OF THE ESSENCE

Time shall be of the essence in this Agreement and every part hereof and no extension or variation of this Agreement shall operate as a waiver of this provision.

10.4     ENTIRE AGREEMENT

This Agreement constitutes the entire agreement between the Parties with respect to all the matters herein and its execution has not been induced by, nor do either of the Parties rely upon or regard as material, any representations or writings whatsoever not incorporated herein and


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                                       11

made a part hereof. This Agreement may not be amended or modified in any respect except by written instrument signed by the Parties.

10.5     ENUREMENT

This Agreement shall enure to the benefit of and be binding upon the Parties and
their   respective   legal   personal    representatives,    heirs,   executors,
administrators or successors.

10.6     ASSIGNMENT

Neither San Joaquin nor CEW may assign its rights and obligations under this Agreement.

10.7     CURRENCY

Unless  otherwise   specifically  provided  for  herein,  all  monetary  amounts specified herein shall refer to the lawful money of the United States of America.

10.8     GOVERNING LAW

This Agreement shall be governed by and construed in accordance with the laws of the State of California and each Party irrevocably attorns to the non-exclusive jurisdiction of the Courts of such State.

10.9     CALCULATION OF TIME

When calculating a period of time within which or following which any act is to be done or step taken pursuant to this Agreement, the date which is the reference date shall, unless otherwise specifically included, be excluded. If the last day of a period is not a business day, then the time period in question shall end on the first business day following such non-business day.



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                                       12

10.10    SEVERABILITY

If any portion of this Agreement is determined to be invalid or unenforceable for any reason whatsoever, that invalidity or uneforceability shall not affect the validity or enforceability of remaining portions of this Agreement and such invalid or unenforceable portion shall be severed from the remainder of this Agreement.

IN WITNESS WHEREOF the Parties have executed this Agreement this 17 day of NOVEMBER 1999.

SAN JOAQUIN OIL & GAS LTD.                      CONSOLIDATED EARTH STEWARDS INC.


Per:   /S/ J. TIMOTHY BOWES                     Per:       /S/ UNKNOWN
     ------------------------------------            -----------------
         J. Timothy Bowes
         President and Assistant Secretary      By:    DIRECTOR (ALTERNATE)
                                                     -----------------------




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                 THIS AMENDMENT AGREEMENT DATED FEBRUARY 8, 2000

BETWEEN:

         SAN JOAQUIN OIL & GAS LTD., a corporation incorporated under the laws of the State of Nevada and having an office at 53 Stratford Place SW, Calgary, Alberta T3H 1H7. ("San Joaquin")

AND:

         CONSOLIDATED EARTH STEWARDS INC., a corporation incorporated under the laws of Province of British Columbia and having an office at the Suite 106 - 1460 Pandosy Street, Kelowna, B.C. V1Y 1P3 ("CEW")

WHEREAS:

A. The parties entered into a Joint Venture Agreement dated November 16, 1999 (the "Joint Venture") providing CEW with a right of first refusal to participate in the exploration and development of oil and gas prospects in the San Joaquin and Sacramento basins in California;

B. The Joint Venture has secured interests in a number of oil and gas prospects in the San Joaquin and Sacramento basins (the "Prospects") and expenditures to date total approximately US$270,000;

C. CEW is responsible for 19% of the costs to date of the Joint Venture calculated to be US$78,000 and CEW has advanced US$70,000 to San Joaquin for exploration and development expenditures on the Prospects; and

D. The parties wish to amend the terms of the Joint Venture to suspend any further obligations of CEW pending a review of developments in the San Joaquin and Sacramento basins.


THE PARTIES AGREE AS FOLLOWS:

1. The terms of the Joint Venture shall be amended to suspend any further obligations of CEW pending a review of developments in the San Joaquin and Sacramento basins.




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                                       -2-

2. CEW hereby confirms that any monies advanced to San Joaquin to date may be used by San Joaquin to pay for any exploration and development expenses incurred by the Joint Venture.

3. CEW shall advance to San Joaquin a further US$8,000 to pay for its share of Joint Venture administrative expenses.

4. Paragraph 2.3 of the Joint Venture agreement shall be amended by replacing "within (3) business days of the closing of the Private Placement" to "Within eight (8) business days of CEW electing to participate in an Individual Prospect under paragraph 4.4."

5. Paragraph 5.1 of the Joint Venture agreement shall be amended by replacing "of closing" to "of CEW electing to participate in an Individual Prospect under paragraph 4.4."

6. Paragraph 5.2 of the Joint Venture agreement shall be amended by replacing "Upon execution of this agreement" to "Within eight (8) business days of CEW electing to participate in an Individual Prospect under paragraph 4.4."

7. Sub-paragraph 8.1(c) is deleted of the Joint Venture agreement is deleted.

8. The Joint Venture agreement continues in full force and effect, as amended hereby.

IN WITNESS WHEREOF the Parties have executed this agreement this 14th day of February, 2000.

SAN JOAQUIN OIL & GAS LTD.                           CONSOLIDATED EARTH STEWARDS
                                                     INC.

Per:     /S/ J. TIMOTHY BOWES                        Per:/S/DEVINDER RANDHAWA
    -------------------------------------                ---------------------
      J. Timothy Bowes,                                    Devinder Randhawa,
      President                                            President





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